UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported:   June 14, 2006

GRYPHON GOLD CORPORATION (Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-127635 (Commission File Number)	92-0185596 (IRS Employer Identification No.)

390 UNION BLVD, SUITE 360 LAKEWOOD, CO 80228 (Address of Principal Executive Offices) (Zip Code)

(303) 988-5777
(Registrant’s Telephone Number, including Area Code)

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

In a press release on June 14, 2006, the Company announced its consolidated financial results for the year ended March 31, 2006. The press release is filed herewith as Exhibit 99.1.

Item 7.01.   Regulation FD Disclosure

On June 14, 2006, the Registrant released the press release filed herewith as Exhibit 99.1

Item 9.01.    Financial Statements and Exhibits

(c)     Exhibits.

Exhibit 99.1	Description Press Release dated June 14, 2006

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gryphon Gold Corporation
(Registrant)

Dated: June 14, 2006	By: /s/ Michael Longinotti
Michael Longinotti Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Description Press Release dated June 14, 2006